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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-98143, 333-90834, 333-67816, 333-44980
and 333-38151) of Cholestech Corporation of our report dated April 18, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, CA
June 23, 2003